                                                                   EXHIBIT 10.16

                  [THE AMERICAN INSTITUTE OF ARCHITECTS LOGO]
--------------------------------------------------------------------------------

                               AIA Document A101

                       STANDARD FORM OF AGREEMENT BETWEEN
                              OWNER AND CONTRACTOR
                        where the basis of payment is a
                                 STIPULATED SUM

                                  1987 EDITION

       THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH
    AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION

         The 1987 Edition of AIA Document A201, General Conditions
         of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified. This document has been approved and endorsed by The Associated General Contractors of America.
--------------------------------------------------------------------------------
AGREEMENT

made as of the Second (2nd) day of October in the year of Nineteen Hundred and Ninety-Eight (1998)

BETWEEN the Owner:                      The Bank of Nashville
(Name and address)                      401 Church Street
                                        P.O. Box 198986
                                        Nashville, TN 37219-8986

and the Contractor:                     Ray Bell Construction Company, Inc.
(Name and address)                      P.O. Box 363
                                        Brentwood, TN 37024-0363

The Project is:                         The Bank of Nashville
(Name and location)                     Hendersonville Branch
                                        Hendersonville, Tennessee

The Architect is:                       Gould Turner Group PC
(Name and address)                      4400 Harding Road
                                        Suite 1000
                                        Nashville, TN 37205

The Owner and Contractor agree as set forth below.
-------------------------------------------------------------------------------

     Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
     (C) 1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.
-------------------------------------------------------------------------------

                                   ARTICLE 1
                             THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 9.


                                   ARTICLE 2
                           THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:

Construction of a one-story branch bank with no sprinkler system, totaling 5,008 SF and associated site improvements. Payment and Performance Bond is included. No Builders Risk Insurance is included.




















                                   ARTICLE 3
                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

Two hundred twenty-six (226) days from the date stipulated in the Notice to Proceed, August 31, 1998.

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than

(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

April 15, 1999.




, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)
Three hundred dollars ($300.00) per calendar day liquidated damages.


-------------------------------------------------------------------------------

                                   ARTICLE 4
                                  CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of One Million Twenty-Two Thousand Nine Hundred Forty and no/100-----------------------------------------Dollars
($ 1,022,940.00-------------------------------------), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contractor Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

Base Bid                                                                        $1,038,000.00
Change "barrel" roof over drive-thru to flat roof                                  (17,254.00)*
Change light poles to steel in lieu of concrete                                     (5,335.00)*
Change metal ceiling to drywall                                                     (2,226.00)*
Delete temporary chain link fence                                                   (3,291.00)*
Concrete curb revision                                                               7,096.00 *
Add roof drains at flat roof over drive-thru                                         5,950.00
                                                                                ---------------
TOTAL                                                                           $1,022,940.00

*  See attached Exhibit "C" dated October 2, 1998, one (1) page.




4.3  Unit prices, if any, are as follows:

Earth Excavation:  Change in quantity of excavation in connection with remedial excavation:

    Add to/deduct from contract sum                    $ 6.00/CY

Earth/Loose Rock Excavation:

    General Excavation:       Add to contract sum      $ 9.00/CY
    Trench Excavation:        Add to contract sum      $30.00/CY

Backfilling above excavations as specified:

    Add to/deduct from contract sum                    $ 9.00/CY













           ---------------------------------------------------------------------

                                   ARTICLE 5
                               PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

Nothing follows.









5.3. Provided an Application for Payment is received by the Architect not later than the twenty-fifth (25th) day of a month, the Owner shall make payment to the Contractor not later than the tenth (10th) day of the following month. If an Application for Payment is received by the Architect after the application date
fixed above, payment shall be made by the Owner not later than          days
after the Architect receives the Application for Payment.

5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less retainage of ten---------------------- percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph
7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order.

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten-----------------------------------------------------percent (10%);

5.6.3 Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to ninety-five----------------------------percent (95%) of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8  Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5.6.1 and 5.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

Retainage amount shall be as noted above in paragraphs 5.6.1 and 5.6.2 until fifty percent (50%) of the contractual amount is complete and zero percent (0%) retainage withheld thereafter.


--------------------------------------------------------------------------------

                                   ARTICLE 6
                                 FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payments shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

Nothing follows.



















                                   ARTICLE 7
                            MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

Two percent (2%) over Prime Rate as published in The Tennessean.





(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3  Other provisions:

Laws of the State of Tennessee will apply.







                                   ARTICLE 8
                           TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

                                   ARTICLE 9
                       ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.

9.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated July 17, 1998, and are as follows:

Document                         Title                          Pages

Project Manual         Hendersonville Branch Bank       Table of Contents
                       The Bank of Nashville            attached as Exhibit "A"
                       Hendersonville, Tennessee        dated October 2, 1998.












9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows:

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section                           Title                          Pages


See attached Exhibit "A" dated October 2, 1998, three (3) total pages.

9.1.5 The Drawings are as follows, and are dated as noted in Exhibit "B" unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Number                                Title                                Date

See attached Exhibit "B" dated October 2, 1998.

Nothing follows.



















9.1.6  The Addenda, if any, are as follows:

Number                                     Date                            Pages
  1                                   July 29, 1998                           7
  2                                   August 7, 1998                          6
  3                                   August 13, 1998                        17

Nothing follows.









Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.

--------------------------------------------------------------------------------

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

Vendor drawings by Webster Safe and Lock Co., Inc., dated June 12, 1998, seven
(7) total pages.

Per Amendment 1 dated September 28, 1998, the following specification sections were added:

Section 02281            Termite Control
Section 07411            Preformed Metal Siding

Nothing follows.



















This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

                                                    RAY BELL
OWNER  THE BANK OF NASHVILLE            CONTRACTOR  CONSTRUCTION COMPANY, INC.


/S/ Joan Marshall, SVP                  /S/ Donald J. Estes
-----------------------------           --------------------------------------
(Signature)                             (Signature)

                                          Donald J. Estes
                                          Senior Vice President
-----------------------------           --------------------------------------
(Printed name and title)                (Printed name and title)

------------------------------------------------------------------------------

                                  EXHIBIT "A"
                                October 2, 1998

TABLE OF CONTENTS                                     Hendersonville Branch Bank
                                                           THE BANK OF NASHVILLE

BIDDING REQUIREMENTS

00020...Invitation To Bid
00100...Instructions to Bidders
00220...Soil Investigation Data
00233...Property Survey
00300...Bid Form
00420...Statement Of Bidders Qualifications
00430...Subcontractor List

CONTRACT FORMS

00500...Agreement Forms
00670...Waiver and Release of Lien

CONDITIONS OF THE CONTRACT

00700...General Conditions of the Contract for
        Construction (AIA Document A201)
00800...Supplementary Conditions

DIVISION 1 - GENERAL REQUIREMENTS

01010...Summary of Work
01026...Unit Prices
01027...Applications for Payment
01028...Modification Procedures
01040...Coordination Procedures
01060...Regulatory Requirements and Reference
        Standards
01070...Abbreviations
01200...Project Meetings
01300...Submittals
01310...Progress Schedules
01400...Quality Control
01410...Testing Agency Services
01500...Construction Facilities and Temporary
        Controls
01600...Material and Equipment
01650...Special Criteria for Computers and
        Computerized Equipment
01700...Contract Closeout


DIVISION 2 - SITE WORK

02000...Items Affecting Site Work
02105...Protection
02110...Clearing and Grubbing
02151...Removal Of Structures and Obstructions
02201...General Excavation
02203...Embankment
02205...Subgrade
02220...Site Backfilling and Compacting
02221...Unclassified Excavating for Utilities
02222...Foundation Excavation and Backfilling
02260...Finish Grading
02432...Inlets
02485...Seeding
02515...Portland Cement Concrete Paving
02640...Valves, Hydrants, and Blowoffs
02713...Water Lines
02721...Storm Sewers

DIVISION 3 - CONCRETE

03100...Concrete Formwork
03210...Concrete Reinforcing Steel
03300...Cast-In-Place Concrete
03301...Concrete Work
03347...Self-Levelling Underlayment
03603...Non-Shrinking Grout


DIVISION 4 - MASONRY

04110...Masonry Mortar
04153...Masonry Reinforcement
04210...Brick Masonry
04220...Concrete Unit Masonry
04270...Glass Unit Masonry


DIVISION 5 - METALS

05120...Structural Steel
05210...Steel Joists and Joist Girders
05310...Steel Decking
05500...Miscellaneous Steel Fabrications
05510...Metal Stairs
05515...Ladders
05750...Miscellaneous Aluminum Break Metal


DIVISION 6 - WOOD AND PLASTICS

06112...Nailers and Blocking
06116...Plywood
06223...Closet and Storage Shelving
06224...Interior Wood Trim
06411...Custom Casework-Laminated Plastic Clad
06423...Wood Veneer Faced Paneling
06621...Cast Vanity Tops

EXHIBIT "A"
October 2, 1998

DIVISION 7 - THERMAL AND MOISTURE
PROTECTION

07191....Exterior Wall Vapor Retarder
07212....Insulation Under Metal Roofing
07214....Thermal Batt Insulation
07270....Firestopping
07416....Standing Seam Metal Roofing
07531....Adhered EPDM Sheet Roofing
07620....Sheet Metal Flashings
07625....Gutters and Downspouts
07651....Membrane Wall Flashing
07710....Manufactured Roof Edge Systems
07921....Sealants and Caulking

DIVISION 8 - DOORS AND WINDOWS

08110....Hollow Metal Doors and Frames
08210....Wood Doors
08305....Non-Rated Access Doors
08410....Aluminum Entrances and Storefront
         Framing
08710....Door Hardware
08800....Glazing
08811....Unframed Glass Mirrors

DIVISION 9 - FINISHES

09111....Interior Metal Stud Framing
09112....Exterior Steel Stud Framing
09121....Soffic and Drywall Ceiling Suspension
         Systems
09131....Non-Rated Exposed Ceiling Suspension
         System
09250....Gypsum Board
09251....Gypsum Sheathing
09310....Ceramic Tile Finish
09345....Window Sills
09510....Acoustical Ceiling Panels
09515....Metal Ceiling System
09650....Resilient Flooring Materials
09655....Flooring Transition Trim
09682....Carpet
09900....Painting
09921....Sealed Concrete Floor Finish
09960....Vinyl Wallcovering
09970....Fabric Wallcovering

DIVISION 10 - SPECIALTIES

10165....Toilet Partitions
10810....Toilet Accessories
10875....Custodial Accessories

DIVISION 11 - EQUIPMENT (Not Used)

DIVISION 12 - FURNISHINGS

12350....Modular Casework

DIVISION 13 - SPECIAL CONSTRUCTION (Not Used)

DIVISION 14 - CONVEYING SYSTEMS (Not Used)

DIVISION 15 - MECHANICAL

15010....Basic Mechanical Requirements
15050....Basic Materials and Methods
15060....Piping and Fittings
15061....Pipe Hangers
15065....Refrigerant Piping System
15100....Valves
15103....Sleeves
15170....Electric Motors and Starters
15242....Vibration Isolation
15250....Mechanical System Insulation
15400....Plumbing
15423....Water Heater - Electric
15440....Plumbing Fixtures
15515....Hydronic Specialties
15761....Unit Heaters
15781....Split System A/C Units
15791....Electric Duct Heaters
15862....Centrifugal Exhaust Fans - Roof and Wall
15886....Filters
15890....Sheet Metal Ductwork - Low Pressure
15910....Sheet Metal Accessories
15972....HVAC Controls
15990....HVAC Systems Test and Balance

DIVISION 16 - ELECTRICAL

16010....Basic Electrical Requirements
16050....Basic Materials and Methods
16110....Raceways and Conduit Systems
16121....Conductors - 600 Volts and Below
16130....Outlet Boxes
16131....Pull and Junction Boxes
16134....Panelboards
16140....Wiring Devices
16141....Device Plates
16161....Cabinets
16170....Safety Switches
16190....Supporting Devices and Hangers
16403....Pad Transformer Electric Service

                                  EXHIBIT "A"
                                October 2, 1998


16421...Main Switchboard
16450...Grounding
16480...Motor Starters
16510...Interior Lighting and Lamps
16530...Exterior Lighting and Lamps
16603...Transient Voltage Surge Suppression
16610...Uninterruptible Power System
16740...Telephone System
16769...Security and Data Processing Systems


                            END OF TABLE OF CONTENTS

                                  EXHIBIT "B"
                                October 2, 1998


INDEX OF DRAWINGS



Sheet No.         Description                                  Date
---------         -----------                                  ----

N/A               Cover Sheet                                  07/17/98
N/A               Index Sheet                                  07/17/98
C1.01             Existing Conditions/Demolition Plan          07/09/98
C2.01             Site Layout and Utility Plan                 07/09/98
C3.01             Grading and Drainage Plan                    09/28/98
C4.01             Site Details                                 09/28/98
C4.02             Site Details                                 09/28/98
L1.00             Landscape Plan                               07/09/98
L1.01             Landscape Plan                               07/09/98
L2.01             Landscape Details                            05/18/98
A1.01A            Floor Plan Dimensioned                       09/18/98
A1.01B            Floor Plan Noted                             09/18/98
A1.21             Roof Plan                                    09/18/98
A1.31             Enlarged Plans                               09/18/98
A2.01             Elevations                                   09/18/98
A3.21             Building Sections                            09/18/98
A3.31             Wall Sections                                07/17/98
A3.32             Wall Sections                                07/17/98
A3.33             Wall Sections                                09/18/98
A3.34             Wall Sections                                09/18/98
A4.01             Details                                      07/17/98
A4.02             Details                                      07/17/98
A4.03             Details                                      07/17/98
A4.04             Details                                      07/17/98
A4.05             Details                                      07/17/98
A5.01             Reflected Ceiling Plan                       09/18/98
A6.01             Details/Door Schedule                        09/18/98
A7.01             Casework Elevations                          07/17/98
A7.02             Casework Details                             07/17/98
F1.01             Finish/Furniture Plan                        07/17/98
F1.02             Finish Legends                               07/17/98
S1.00             Structural General Notes                     07/17/98
S1.01             Foundation Plans                             09/18/98
S1.10             Roof Framing Plan                            09/18/98
S2.01             Foundation Sections                          09/18/98
S2.10             Framing Sections                             07/17/98
S2.11             Framing Sections                             09/18/98
S2.12             Framing Sections                             09/18/98

PAGE TWO
EXHIBIT "B"
OCTOBER 2, 1998


Sheet No.         Description                           Date
---------         -----------                           -------
M1.1              HVAC Schedules                        6/26/98
M2.1              HVAC Plan                             6/26/98
M3.1              HVAC Details and Controls             6/26/98
P1.1              Plumbing Schedules and Details        6/26/98
P1.01             Plumbing Site Plan                    6/26/98
P2.1              Plumbing Plan Underground             9/18/98
P2.2              Plumbing Plan                         9/18/98
P2.3              Plumbing Roof Plan                    9/18/98
E0.01             Electrical Index and Schedules        6/26/98
E1.01             Electrical Site Plan                  6/26/98
EL1.01            Lighting Plan                         6/26/98
EP1.01            Power Plan                            6/26/98
ES1.01            Systems Plan                          6/26/98

                                  EXHIBIT "C"
                                OCTOBER 2, 1998


ITEM                     IN ESTIMATE          NEW PRICE          ADD            CUT
----                     -----------          ---------        -------       ----------
MASONRY                   $  119,467           112,263               0            7,204
ELECTRICAL                $  126,335           121,000               0            5,335
ROOFING                   $   63,003            57,153               0            5,850
STRUCTURAL STEEL          $   95,000            90,800               0            4,200
DRYWALL CEILING           $    7,000             4,774               0            2,226
TEMP. FENCE               $    3,291                 0               0            3,291
PLUMBING                  $   29,023            34,973           5,950                0
CONCRETE CURB             $    6,210            13,306           7,096                0
                          ----------          --------         -------       ----------
SUB TOTALS                $  449,329           434,269          13,046           28,106

IN ESTIMATE               $  449,329                           TOTAL CUT         28,106
NEW PRICE                 $  434,269                           TOTAL ADD         13,046
TOTAL CUT                 $15,060.00                           RESULT        $15,060.00



ORIGINAL BID            $1,038,000.00
CUT AMOUNT                 $15,060.00
REVISED BID             $1,022,940.00


                            $0.00

                            $0.00
                            $0.00
                            $0.00